HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-145655        HV-3739 - Group Variable Annuity Contracts

Supplement dated June 20, 2014 to your Prospectus

FUND NAME CHANGE

DWS CORE EQUITY VIP - CLASS A

Effective August 11, 2014, the following name change is made to your Prospectus:

Current Name	New Name
DWS Core Equity VIP - Class A	Deutsche Core Equity VIP - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.